                                                                    Exhibit 99.5


                     COMPUTERSHARE TRUST COMPANY OF CANADA,
                           AS PURCHASE CONTRACT AGENT,

                                 CITIBANK, N.A.,
                                  AS CUSTODIAN,

                                       AND

                           HOLDERS (AS DEFINED HEREIN)
                                FROM TIME TO TIME

                           --------------------------

                               CUSTODIAL AGREEMENT

                           --------------------------

                            DATED AS OF JUNE 12, 2002

                                TABLE OF CONTENTS

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                                                                                 PAGE
PARTIES .......................................................................     1
RECITALS ......................................................................     1

                                   ARTICLE ONE

             DEFINITIONS AND OTHER PROVISIONS OF GENERAL APPLICATION

Section 1.01.  Interpretation .................................................     1
Section 1.02.  Definitions ....................................................     2
               "Affiliate" ....................................................     2
               "Agent" ........................................................     2
               "Agreement" ....................................................     2
               "Authorized Person" ............................................     2
               "Clearing Agency" ..............................................     2
               "Corporate Trust Office" .......................................     2
               "Custodian" ....................................................     2
               "Custody Account" ..............................................     3
               "Force Majeure Event" ..........................................     3
               "Holder" .......................................................     3
               "Instructions" .................................................     3
               "Outstanding Units" ............................................     3
               "Outstanding Unit Certificates" ................................     3
               "Person" .......................................................     4
               "Predecessor Unit Certificate" .................................     4
               "Purchase Contract Agreement" ..................................     4
               "Responsible Officer" ..........................................     4
               "Settlement System" ............................................     4
               "TIA" ..........................................................     4
               "Treasury Strips" ..............................................     4
               "Underwriting Agreement" .......................................
               "Unit" .........................................................     4
Section 1.03.  Effect of Headings and Table of Contents .......................     4
Section 1.04.  Successors and Assigns .........................................     5
Section 1.05.  Severability Clause ............................................     5
Section 1.06.  Benefits of Agreement ..........................................     5
Section 1.07.  Governing Law ..................................................     5
Section 1.08.  Appointment of Affiliate for Service of Process ................     5
Section 1.09.  Legal Holidays .................................................     5
Section 1.10.  Counterparts ...................................................     6
Section 1.11.  Inspection of Agreement ........................................     6
Section 1.12.  Indemnification and Limitation of Liability.....................     6

                                   ARTICLE TWO

                               THE TREASURY STRIPS

Section 2.01.  Delivery of Treasury Strips to the Custodian ...................     7
Section 2.02.  Acceptance by Custodian ........................................     7
Section 2.03.  Payment of Amounts Received Upon Maturity of Treasury Strips ...     8
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                                       i

                                TABLE OF CONTENTS
                                  (CONTINUED)

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                                                                                 PAGE
Section 2.04.  Establishment of Custody Account ...............................     8
Section 2.05.  Collection of Payments on Treasury Strips ......................     8
Section 2.06.  Delivery of Treasury Strips to Holders .........................     8

                                  ARTICLE THREE

                                  THE CUSTODIAN

Section 3.01.  Certain Duties and Responsibilities ............................    10
Section 3.02.  Certain Rights of Custodian ....................................    11
Section 3.03.  Use of Third Parties and Limitations on Custodian's Liability ..    11
Section 3.04.  Money Held by Custodian ........................................    12
Section 3.05.  Compensation and Expense .......................................    13
Section 3.06.  Corporate Agent Required; Eligibility ..........................    13
Section 3.07.  Resignation and Removal; Appointment of Successor ..............    13
Section 3.08.  Acceptance of Appointment by Successor .........................    15
Section 3.09.  Merger, Conversion, Consolidation or Succession to Business ....    15
Section 3.10.  No Obligations of Custodian ....................................    15
Section 3.11.  Tax Compliance .................................................    15

                                  ARTICLE FOUR

                                    THE AGENT

Section 4.01.  Agent's Direct Liability .......................................    16
Section 4.02.  Force Majeure ..................................................    16

                                  ARTICLE FIVE

                             SUPPLEMENTAL AGREEMENTS

Section 5.01.  Supplemental Agreements without Consent of Holders .............    16
Section 5.02.  Supplemental Agreements with Consent of Holders ................    17
Section 5.03.  Effect of Supplemental Agreements ..............................    17

                                   ARTICLE SIX

                                    COVENANTS

Section 6.01.  Performance Under this Agreement ...............................    17

                                  ARTICLE SEVEN

                               GENERAL CONDITIONS

Section 7.01.  Entire Agreement ...............................................    17

                                     PARTIES

            CUSTODIAL AGREEMENT, dated as of June 12, 2002, among COMPUTERSHARE TRUST COMPANY OF CANADA, acting as purchase contract agent (the "Agent"), CITIBANK, N.A., acting as custodian (the "Custodian"), and HOLDERS (as defined herein) from time to time.

                                    RECITALS

            WHEREAS, on and from the date hereof the Holders and the Company have entered into the Purchase Contracts pursuant to the Purchase Contract and Unit Agreement, dated as of June 12, 2002 (the "Purchase Contract Agreement"), under which the Company has agreed to issue and deliver Common Shares to the Holders on (i) the Settlement Date, (ii) at a Holder's option, on an Early Settlement Date or Early Settlement Upon Cash Merger Date or (iii) upon an Acceleration Event in consideration of the purchase price of the Purchase Contracts paid by the initial Holders to the Company on the closing date of the Underwriting Agreement; and

            WHEREAS, simultaneously with entering into the Purchase Contracts with the Company, the initial Holders have acquired from Credit Suisse First Boston Corporation, one of the representatives of the underwriters named in the Underwriting Agreement, Treasury Strips; and

            WHEREAS, for the convenience of the Holders, the Holders wish to appoint the Custodian as their custodian to hold the Treasury Strips for them and on their behalf and to forward to the Holders all payments of the Treasury Strips as and when they mature and to deliver the Treasury Strips to the Holders under certain circumstances as set forth herein;

            NOW THEREFORE, in consideration of the premises and the purchase of the Units by the Holders thereof, it is mutually agreed as follows:

                                   ARTICLE ONE

                        Definitions and Other Provisions
                             of General Application

            Section 1.01. Interpretation.

            For all purposes of this Agreement, except as otherwise expressly provided or unless the context otherwise requires:

            (1) capitalized terms used but not defined herein have those meanings ascribed to them in the Purchase Contract Agreement;

            (2) the terms defined in this Article have the meanings assigned to them in this Article and include the plural as well as the singular;

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            (3) the words "herein," "hereof" and "hereunder" and other words of similar import refer to this Agreement as a whole and not to any particular Article, Section or other subdivision; and

            (4) all references to "$" herein means United States dollars.

            Section 1.02. Definitions.

            "Affiliate" of any specified Person means any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified Person. For the purposes of this definition, "control" when used with respect to any specified Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise, and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

            "Agent" means the Person named as the "Agent" in the first paragraph of this Agreement until a successor Agent has become such pursuant to the applicable provisions of the Purchase Contract Agreement, and thereafter "Agent" means the Person who is then the Agent hereunder.

            "Agreement" means this instrument as originally executed or as it may from time to time be supplemented or amended by one or more agreements supplemental hereto entered into pursuant to the applicable provisions hereof.

            "Authorized Person" means the Agent or any person (including any individual or entity) authorized by the Agent to act on its behalf in the performance of any act, discretion or duty under this Agreement (including, for the avoidance of doubt, any officer or employee of such person) in a notice reasonably acceptable to the Custodian.

            "Clearing Agency" means an organization registered as a "Clearing Agency" pursuant to Section 17A of the Exchange Act that is acting as a depositary for the Units and in whose name, or in the name of a nominee of that organization, a Global Unit Certificate is registered in the Unit Register.

            "Corporate Trust Office" means, for identification only, the principal office of the Custodian in New York, New York, at which at any particular time the Custodian's corporate trust business is administered, which office at the date hereof is located at 111 Wall Street, New York, New York. Nothing in this definition requires the Custodian to perform this Agreement as fiduciary or within its corporate trust operations.

            "Custodian" means the Person named as the "Custodian" in the first paragraph of this Agreement until a successor Custodian has become such pursuant to the applicable provisions of this Agreement, and thereafter "Custodian" means the Person who is then the Custodian hereunder.

            "Custody Account" has the meaning set forth in Section 2.04.

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            "Force Majeure Event" means any event due to any cause beyond the reasonable control of any party to this Agreement, such as restrictions on convertibility or transferability, requisitions, involuntary transfers, unavailability of communications systems, sabotage, fire, flood, explosion, acts of God, civil commotion, strikes or industrial action of any kind, riots, insurrection, war or acts of government.

            "Holder" means a Person in whose name the Unit evidenced by such Unit Certificate (or the Unit Certificate evidencing such Unit) is registered in the Unit Register. For purposes of this Agreement, Holder shall mean a Clearing Agency unless the Custodian shall agree otherwise.

            "Instructions" means any and all instructions (including approvals, consents and notices) received by the Custodian from, or reasonably believed by the Custodian to be from, any Authorized Person, including any instructions communicated through any manual or electronic medium or system agreed between the Agent and the Custodian.

            "Outstanding Units" means, as of the date of determination, all Units evidenced by then Outstanding Unit Certificates, except on and after any applicable Early Settlement Date or Early Settlement Upon Cash Merger Date, Units as to which the Holder has elected to effect Early Settlement or Early Settlement Upon Cash Merger, as the case may be, of the related Purchase Contracts; provided, however, that in determining whether the Holders of the requisite number of Units have given any request, demand, authorization, direction, notice, consent or waiver hereunder, Units owned by the Company or any Affiliate of the Company shall be disregarded and deemed not to be outstanding, except that, in determining whether the Agent shall be protected in relying upon any such request, demand, authorization, direction, notice, consent or waiver, only Units which the Agent knows to be so owned shall be so disregarded. Units so owned which have been pledged in good faith may be regarded as outstanding if the pledgee establishes to the satisfaction of the Agent the pledgee's right so to act with respect to such Units and that the pledgee is not the Company or any Affiliate of the Company.

            "Outstanding Unit Certificates" means, as of the date of determination, all Unit Certificates theretofore executed and delivered under the Purchase Contract Agreement, except:

            (i) Unit Certificates theretofore cancelled by the Agent or delivered to the Agent for cancellation; and

            (ii) Unit Certificates in exchange for or in lieu of which other Unit Certificates have been authenticated, executed on behalf of the Holder and delivered pursuant to this Agreement, other than any such Unit Certificate in respect of which there shall have been presented to the Agent proof satisfactory to it that such Unit Certificate is held by a bona fide purchaser.

            "Person" means any individual, corporation, limited liability company, partnership, joint venture, association, joint-stock company, trust, unincorporated organization or government or any agency or political subdivision thereof.

            "Predecessor Unit Certificate" of any particular Unit Certificate means every previous Unit Certificate evidencing all or a portion of the rights and obligations of the Holder under the Units evidenced thereby; and, for the purposes of this definition, any Unit Certificate authenticated and delivered under Section 11.06 of the Purchase Contract Agreement in exchange for or in lieu of a mutilated, destroyed, lost or stolen Unit Certificate shall be deemed to evidence the same rights and obligations of the Holder as the mutilated, destroyed, lost or stolen Unit Certificate.

            "Purchase Contract Agreement" has the meaning specified in the recitals to this Agreement.

            "Responsible Officer", when used with respect to the Custodian, means any officer or officers of the Custodian assigned by the Custodian to administer its custodial services.

            "Settlement System" means any clearing agency, settlement system or depository (including any entity that acts as a system for the central handling of securities in the country where it is incorporated or organized or that acts as a transactional system for the central handling of securities) used in connection with transactions relating to securities and any nominee of the foregoing.

            "TIA" means the United States Trust Indenture Act of 1939, as amended, or any successor statute.

            "Treasury Strips" means the zero-coupon United States Treasury securities in the face amounts, and with the maturity dates, specified in
Schedule 1 hereto.

            "Underwriting Agreement" means the underwriting agreement relating to the Units dated June 6, 2002 between the Company and the several underwriters named therein.

            "Unit" means and evidences the ownership by a Holder of (i) one Purchase Contract and (ii) six Treasury Strips of $1,000 denomination each that mature from February 15, 2003 through August 15, 2005 and a pro rata portion of Treasury Strips maturing on August 15, 2002, as specified in Schedule 1 hereto.

            Section 1.03. Effect of Headings and Table of Contents.

            The Article and Section headings herein and the Table of Contents are for convenience only and shall not affect the construction hereof. The parties hereto do not assume any responsibility for the correctness of the recitals contained herein.

            Section 1.04. Successors and Assigns.

            All covenants and agreements in this Agreement by the Custodian shall bind its successors and assigns, whether so expressed or not.

            Section 1.05. Severability Clause.

            In case any provision in this Agreement or in the Units shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions hereof and thereof shall not in any way be affected or impaired thereby.

            Section 1.06. Benefits of Agreement.

            Nothing in this Agreement or in the Units, express or implied, shall give to any Person, other than the parties hereto and their successors hereunder and the Holders, any benefits or any legal or equitable right, remedy or claim under this Agreement. The Holders from time to time shall be beneficiaries of this Agreement and shall be bound by all of the terms and conditions hereof and of the Units as evidenced by their Unit Certificates, by their acceptance of delivery thereof.

            Section 1.07. Governing Law.

            This Agreement shall be governed by and construed in accordance with the laws of the State of New York.

            Section 1.08. Appointment of Affiliate for Service of Process.

            The Custodian hereby submits to the non-exclusive jurisdiction of the Federal and state courts in the Borough of Manhattan in The City of New York in any suit or proceeding arising out of or relating to this Agreement or the transactions contemplated hereby. The Custodian hereby nominates, constitutes and appoints, and so long as Citibank, N.A. continues to be the Custodian under this Agreement, shall maintain its Canadian branch office (the "Custodian's Canadian Branch") located at 123 Front Street West, 10th Floor, Toronto, Ontario, Canada, as its true and lawful attorney, to act as such, and on behalf of the Custodian and within the Province of Ontario to accept service of process, and to receive all lawful notices, and service of process or of papers and notices upon the Custodian's Canadian Branch shall be accepted by the Custodian as sufficient service in the premises and written notice of said service to the Custodian by the Person serving the same to the address provided shall be deemed in every respect effective service of process upon the Custodian in any such suit or proceeding. The Custodian shall provide to the Agent evidence of acceptance of such appointment concurrently with execution of this Agreement.

            Section 1.09. Legal Holidays.

            If any Payment Date, any Early Settlement Date, any Early Settlement Upon Cash Merger Date or the Settlement Date falls on a day that is not a Business Day, then (notwithstanding any other provision of this Agreement or of the Unit Certificates) payments in respect of amounts received by the Custodian on the Treasury Strips or deliveries of Treasury Strips, as the case may be, shall not be made on such date, but such payments or such deliveries shall be made on the next succeeding Business Day with the same force and effect as if made on such Payment Date, Early Settlement Date, Early Settlement Upon Cash Merger Date or Settlement Date, as the case may be; provided, that no interest shall accrue or be payable for the period from and after any such Payment Date, Early Settlement Date or Settlement Date, as the case may be.

            Section 1.10. Counterparts.

            This Agreement may be executed in any number of counterparts, each of which, when so executed, shall be deemed an original, but all such counterparts shall together constitute one and the same instrument.

            Section 1.11. Inspection of Agreement.

            A copy of this Agreement shall be available at all reasonable times at the Corporate Trust Office and the Stock Transfer Office for inspection by any Holder.

            Section 1.12. Indemnification and Limitation of Liability.

            The Agent agrees to indemnify the Custodian and to defend and hold the Custodian harmless from any and all losses, costs, damages and expenses (including reasonable legal fees) and liabilities for any claims, demands or actions (each referred to as a "Loss" or collectively as "Losses"), incurred by the Custodian as a result of or in connection with this Agreement, where such Loss is directly and principally caused by the negligence, willful misconduct or fraud of the Agent. Under no circumstance whatsoever will the Agent be liable to the Custodian for special, incidental, indirect or consequential losses or damages (including, but not limited to, lost profits) even if advised of the possibility of such losses or damages.

            The Custodian agrees to indemnify the Agent and to defend and hold the Agent harmless from any and all Losses incurred by the Agent as a result of or in connection with this Agreement, where such Losses is directly and principally caused by the negligence, willful misconduct or fraud of the Custodian. Under no circumstance whatsoever will the Custodian be liable to the Agent for special, incidental, indirect or consequential losses or damages (including, but not limited to, lost profits) even if advised of the possibility of such losses or damages.

            Promptly after receiving any notice of a claim, demand or action (each referred to as a "Claim"), which may give rise to indemnification, the indemnified party will notify the indemnifying party in writing of the particulars thereof, provided that the omission to so notify the indemnifying party shall not relieve the indemnifying party of any liability which the indemnifying party may have to the other indemnified party except and only to the extent that any such delay in or failure to give notice as herein required prejudices the defense of such Claim or results in any material increase in the liability which the indemnifying party has under this indemnify. The indemnifying party shall have thirty (30) days after receipt of the notice to undertake, conduct and control, through counsel of its own choosing and all its own expense, the settlement or defense of the Claim. The indemnified party will not, without the prior written approval of the indemnifying party, settle, compromise, consent to the entry of any judgment in or otherwise seek to terminate any Claim in respect of which indemnification may be sought hereunder.

                                   ARTICLE TWO

                               The Treasury Strips

            Section 2.01. Delivery of Treasury Strips to the Custodian.

On the closing date of the offering of the Units under the Underwriting Agreement, the initial Holders have acquired from Credit Suisse First Boston Corporation (as one of the Representatives on behalf of itself and the other underwriters named in the Underwriting Agreement) the Treasury Strips described on Schedule 1 hereto and directed them to be delivered to the Custodian by causing the Custodian or its nominee to be the holder of security entitlements for such Treasury Strips on the records of the Federal Reserve Bank of New York for and on behalf of the Holders, and the Custodian has accepted delivery of the Treasury Strips. Each Unit evidences ownership of the related Treasury Strips held by the Custodian hereunder as agent for and on behalf of the Holders as identified by a security entitlement credited to an account on the records of the Custodian. For greater certainty, each Holder shall have a separate property interest in each of its Treasury Strips (except that each Holder shall have a pro rata interest in the Treasury Strips that mature on August 15, 2002) and shall have no interest whatsoever in any other Holder's Treasury Strips and Holders shall not be considered to own Treasury Strips as joint tenants or tenants in common. The Custodian shall act as agent for the Holders and no provision hereof is intended to create or shall be construed as having created a trust of any kind.

            Section 2.02. Acceptance by Custodian.

            The Custodian hereby acknowledges that, on the closing date of the offering of the Units under the Underwriting Agreement, the Custodian has received the Treasury Strips listed in Schedule 1 as instructed by the Agent for and on behalf of the Holders of Treasury Strips evidenced by Units pursuant to, and in the manner described in, Section 2.01. The Custodian agrees to accept additional free deliveries of Treasury Strips as instructed by the Agent. The Custodian shall accept all Treasury Strips delivered (or caused to be delivered) free hereunder as custodian for the Holders and the Custodian shall hold the Treasury Strips in a separate Custody Account as defined in and as provided in
Section 2.04 for and on behalf of the Holders. The Custodian shall hold the Treasury Strips delivered to it pursuant to this Agreement solely as custodian and not as a fiduciary, identified separate and apart from the general assets of the Custodian for and on behalf of the Holders. The Custodian shall not have the authority or obligation to assign, transfer, pledge, set off or otherwise dispose of any of the Treasury Strips, or of any interests therein, except as provided hereunder or as required by law.

            Section 2.03. Payment of Amounts Received Upon Maturity of Treasury Strips.

            On any Payment Date on which amounts are received by the Custodian on payments of the Treasury Strips (or, if such amounts are received between Payment Dates, on the next Payment Date after the Custodian receives such amounts), the Custodian shall forward all such amounts the Custodian receives to the Holders as instructed by the Agent.

            Section 2.04. Establishment of Custody Account.

            The Custodian, as agent for the Holders, shall establish and maintain a separate account bearing a designation clearly indicating that the funds and assets deposited therein are held in custody for the Holders (the "Custody Account"). The Custody Account shall at all times be maintained as a segregated custodial account identified separate and apart from the general assets of the Custodian and all other accounts, funds and property of or in the possession of the Custodian, including any other custody account. The Treasury Strips and any moneys held in the Custody Account shall not at any time be commingled with any other assets or property held by the Custodian. Notwithstanding anything else in this Agreement, the Custodian shall not hold cash as a fiduciary. The Custodian shall at all times maintain accurate records reflecting each transaction in the Custody Account in connection with the Units and the related Treasury Strips evidenced thereby. The Custodian shall have no power or authority to assign, transfer, pledge, set off or otherwise dispose of any of the Treasury Strips, or any interest therein, except as provided hereunder or as required by law. The Custody Account shall be non-interest bearing and the amounts therein shall not be invested.

            Section 2.05. Collection of Payments on Treasury Strips.

            Not later than the close of business on each Business Day on which the Custodian receives any payments of the Treasury Strips in the form of immediately available funds, the Custodian shall credit to or deposit in the Custody Account the amount of such payment. All moneys so received shall be held by the Custodian in the Custody Account until the Custodian receives the Agent's instruction to transfer funds.

            Section 2.06. Delivery of Treasury Strips to Holders.

            (a) Treasury Strips shall be delivered to Holders only and in such denominations as instructed by the Agent.

            (b) The Custodian is entitled to rely and act upon Instructions of any Authorized Person until the Custodian has received notice of any change from the Agent and has had a reasonable time to note and implement such change. The Custodian is authorized to rely upon any Instructions received by any means, provided that the Custodian and the Agent have agreed upon the means of transmission and the method of identification for the Instructions. In particular:

            (1) The Agent and the Custodian will comply with security procedures currently established by the Custodian on the date hereof that are designed to verify the origination of Instructions; provided, however, to the extent such procedures are modified after the date hereof, the Custodian will provide the Agent with reasonable commercial notice of any change and such change will be a commercially reasonable change.

            (2) The Custodian is not responsible for errors or omissions made by the Agent or resulting from fraud or the duplication of any Instruction by the Agent, and the Custodian may act on any Instruction by reference to an account number only, even if any account name is provided.

            (3) The Custodian may act on an Instruction if it reasonably believes it contains sufficient information.

            (4) The Custodian may decide not to act on an Instruction where it reasonably doubts its contents, authorization, origination or compliance with any security procedures and will promptly notify the Agent of its decision.

            (5) If the Custodian acts on any Instruction sent manually by facsimile or by telephone, then, if the Custodian complies with the security procedures, the Agent will be responsible for any loss the Custodian may incur in connection with that Instruction. The Agent expressly acknowledges that the Agent is aware that the use of manual forms of communication to convey Instructions increases the risk of error, security and privacy issues and fraudulent activities.

            (6) Instructions are to be given in the English language.

            (7) The Custodian is obligated to act on Instructions only within applicable cut-off times on banking days when the Federal Reserve Bank of New York is open for business.

            (c) Absent a contrary Instruction, the Custodian shall carry out the following without further Instructions:

            (1) in the Agent's name or on its behalf, sign any affidavits, certificates of ownership and other certificates and documents relating to Treasury Strips which may be required by any tax or regulatory authority;

            (2) notify the Agent of notices, circulars, reports and announcements which the Custodian has received, in the course of acting in the capacity of custodian, concerning Treasury Strips held on the Agent's behalf that require discretionary action;

            (3) make any payment by debiting the Custody Account or any other designated account of the Agent with the Custodian as required to effect any Instruction; and

            (4) attend to all non-discretionary matters in connection with anything provided in this Section or any Instruction.

                                  ARTICLE THREE

                                  The Custodian

            Section 3.01. Certain Duties and Responsibilities.

            (a) The Custodian undertakes to perform, with respect to the Treasury Strips, such duties and only such duties as are specifically set forth in this Agreement, and no implied covenants or obligations shall be read into this Agreement against the Custodian.

            (b) The Custodian shall exercise the due care of a professional custodian for hire.

            (c) The Custodian will not be responsible for any loss or damage suffered by the Agent or any Holder unless the loss or damage results from the Custodian's negligence, willful misconduct or fraud or the negligence, willful misconduct or fraud of its nominees or any branch or subsidiary; in the event of such negligence or willful misconduct the liability of the Custodian in connection with the loss or damage will not exceed (i) the lesser of (x) replacement of any Treasury Strips or the market value of the Treasury Strips to which such loss or damage relates at the time the Agent reasonably should have been aware of such negligence or willful misconduct and (y) replacement of cash, plus (ii) compensatory interest. Under no circumstances will the Custodian be liable to the Agent or any Holder for consequential loss or damage, even if advised of the possibility of such loss or damage.

            (d) No provision of this Agreement shall be construed to relieve the Custodian from liability for its own negligent action, its own negligent failure to act, or its own willful misconduct, except that:

            (1) this paragraph (d) shall not be construed to limit the effect of paragraph (a) of this Section;

            (2) the Custodian shall not be liable for any error of judgment made in good faith by a Responsible Officer, unless it is proved that the Custodian was negligent in ascertaining the pertinent facts; and

            (3) no provision of this Agreement shall require the Custodian to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers.

            (e) Whether or not therein expressly so provided, every provision of this Agreement relating to the conduct or affecting the liability of or affording protection to the Custodian shall be subject to the provisions of this Section.

            Section 3.02. Certain Rights of Custodian.

            Subject to the provisions of Section 3.01:

            (a) the Custodian may rely and shall be protected in acting or refraining from acting upon any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

            (b) any request or direction of the Agent mentioned herein shall be sufficient if evidenced by an Instruction;

            (c) whenever in the administration of this Agreement the Custodian shall deem it desirable that a matter be proved or established prior to taking, suffering or omitting any action hereunder, the Custodian (unless other evidence is specifically prescribed herein) may, in the absence of bad faith on its part, rely upon an Instruction;

            (d) the Custodian may consult with counsel and the written advice of such counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in reliance thereon;

            Section 3.03. Use of Third Parties and Limitations on Custodian's Liability.

            Subject to the provisions of Section 3.01:

            (a) General Authority.

            (1) The Custodian is hereby authorized to appoint administrative support providers as its delegates and to use or participate in Settlement Systems to perform any of the duties of the Custodian under this Agreement.

            (2) Administrative support providers are those persons utilized by the Custodian to perform ancillary services of a purely administrative nature such as couriers, messengers or other commercial transport systems.

            (3) Market infrastructures are public utilities, external telecommunications facilities and other common carriers of electronic and other messages, and external postal services. Market infrastructures are not delegates of the Custodian.

            (4) Treasury Strips deposited with any Settlement System hereunder will be subject to the laws, rules, statements of principle and practices of such Settlement System. Settlement Systems are not delegates of the Custodian.

            (b)   Responsibility.

            (1) The Custodian shall act in good faith and use reasonable care in the selection and continued appointment of administrative support providers, but shall otherwise have no responsibility for performance by such persons of any of the duties delegated to them under this Agreement.

            (2) The Custodian may deposit or procure the deposit of securities with any Settlement System as required by law, regulation or best market practice. The Custodian has no responsibility for the selection or appointment of, or for performance by, any Settlement System or market infrastructure.

            (3) Notwithstanding the foregoing, the Custodian shall be responsible for the negligence, willful misconduct or fraud of any branch or subsidiary of the Custodian that is an administrative support provider.

            (4) Except as provided in this Section hereof, the Custodian is not responsible for the acts, omissions, defaults or insolvency of any third party including, but not limited to, any broker counterparty or issuer of securities.

            (5) The Custodian's performance of this Agreement is subject to the relevant local laws, regulations, decrees, orders and government acts, and the rules, operating procedures and practices of any relevant stock exchange, Settlement System or market where or through which Instructions are to be carried out and to which the Custodian is subject and as exists in the country in which the Custody Account is established.

            (6) The Custodian will not be responsible for any failure to perform any of its obligations (nor will it be responsible for any unavailability of funds credited to the Custody Account) if such performance is prevented, hindered or delayed by a Force Majeure Event, in such case its obligations will be suspended for so long as the Force Majeure Event continues.

            (7) The Custodian is not acting under this Agreement as an investment manager, nor as an investment, legal or tax adviser to the Agent or any Holder, and the Custodian's duty is solely to act as a custodian in accordance with the terms of this Agreement.

            (8) The Custodian is not responsible for the form, accuracy or content of any notice, circular, report, announcement or other material provided under this Agreement not prepared by the Custodian including the accuracy or completeness of any translation provided by the Custodian in regard to such forwarded communication.

            Section 3.04. Money Held by Custodian.

            Money held by the Custodian hereunder shall not be held for the Holders as a fiduciary. The Custodian shall be under no obligation to invest or pay interest on any money received or held by it hereunder.

            Section 3.05. Compensation and Expense.

            (a) The Custodian acknowledges receipt on the date hereof of:

            (1) full compensation in advance for all services to be rendered by it hereunder during the term of this Agreement; and

            (2) payment in advance for all expected expenses to be incurred by the Custodian in accordance with any provision of this Agreement (including the reasonable compensation and the expenses and disbursements of its agents and counsel during the term of this Agreement).

            (b) The Custodian acknowledges that the source of all payments referred to in subsection (a) above is a portion of the proceeds from the purchase by Holders of the Treasury Strips evidenced by Units and that all such amounts have been paid to the Custodian by the Representatives.

            Section 3.06. Corporate Agent Required; Eligibility.

            There shall at all times be a Custodian hereunder which shall be a corporation organized and doing business under the laws of the United States of America, any State thereof or the District of Columbia, authorized under such laws to exercise corporate trust powers, having a combined capital and surplus of at least $50,000,000, subject to supervision or examination by Federal or State authority and having its Corporate Trust Office in New York, New York, if there be such a corporation in New York, New York qualified and eligible under this Article and willing to act on reasonable terms. If such corporation publishes reports of condition at least annually, pursuant to law or to the requirements of said supervising or examining authority, then for the purposes of this Section, the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time the Custodian shall cease to be eligible in accordance with the provisions of this Section, it shall resign immediately in the manner and with the effect hereinafter specified in this Article.

            Section 3.07. Resignation and Removal; Appointment of Successor.

            (a) No resignation or removal of the Custodian and no appointment of a successor Custodian pursuant to this Article shall become effective until the acceptance of appointment by the successor Custodian in accordance with the applicable requirements of Section 3.08.

            (b) The Custodian may resign at any time by giving written notice thereof to the Agent and the Holders 60 days prior to the effective date of such resignation. If the instrument of acceptance by a successor Custodian required by Section 3.08 shall not have been delivered to the Custodian within 30 days after the giving of such notice of resignation, the resigning Custodian may petition any court of competent jurisdiction for the appointment of a successor Custodian.

            (c) The Custodian may be removed at any time by Act of the Holders of a majority of the Outstanding Units delivered to the Agent and the Custodian.

            (d) If at any time,

            (1) the Custodian fails to comply with Section 3.10(b) of the TIA, as if the Custodian were an indenture trustee under an indenture qualified under the TIA, after written request therefor by the Agent or by any Holder who has been a bona fide Holder of a Unit for at least six months, or

            (2) the Custodian shall cease to be eligible under Section 3.06 and shall fail to resign after written request therefor by the Agent or by any such Holder, or

            (3) the Custodian shall become incapable of acting or shall be adjudged a bankrupt or insolvent or a receiver of the Custodian or of its property shall be appointed or any public officer shall take charge or control of the Custodian or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then, in any such case, (i) the Agent or (ii) any Holder who has been a bona fide Holder for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the removal of the Custodian and the appointment of a successor Custodian.

            (e) If the Custodian resigns, is removed or becomes incapable of acting, or if a vacancy occurs in the office of Custodian for any cause, the Agent shall promptly appoint a successor Custodian and shall comply with the applicable requirements of Section 3.08. If no successor Custodian shall have been so appointed by the Agent and accepted appointment in the manner required by Section 3.08, any Holder who has been a bona fide Holder for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the appointment of a successor Custodian.

            (f) The Agent shall give, or shall cause such successor Custodian to give, notice of each resignation and each removal of the Custodian and each appointment of a successor Custodian by mailing written notice of such event by first class mail, postage prepaid, to all Holders as their names and addresses appear in the Unit Register. Each notice shall include the name of the successor Custodian and the address of its Corporate Trust Office.

            (g) Upon the appointment of a successor Custodian pursuant to this Article, the predecessor Custodian shall immediately deliver to the successor Custodian any remaining portion of the compensation and expenses received in advance by the predecessor Custodian pursuant to either Section 3.05 or this
Section 3.07(g). The amount of compensation and expenses the predecessor Custodian shall deliver will be determined by multiplying the total amount received by the predecessor Custodian, pursuant to either Section 3.05 or this
Section 3.07(g), by a fraction, which numerator is the number of days remaining until the Settlement Date and which denominator is the number of days remaining until the Settlement Date plus the number of days such predecessor Custodian has performed the duties hereunder.

            Section 3.08. Acceptance of Appointment by Successor.

            (a) In case of the appointment hereunder of a successor Custodian, every such successor Custodian so appointed shall execute, acknowledge and deliver to the Agent and to the retiring Custodian (with a copy to each Holder) an instrument accepting such appointment, and thereupon the resignation or removal of the retiring Custodian shall become effective and such successor Custodian, without any further act, deed or conveyance, shall become vested with all the rights, powers, agencies and duties of the retiring Custodian; but, on the request of the Agent or the successor Custodian, such retiring Custodian shall execute and deliver an instrument transferring to such successor Custodian all the rights, powers and trusts of the retiring Custodian and shall duly assign, transfer and deliver to such successor Custodian all property and money held by such retiring Custodian hereunder. Every such successor Custodian shall execute and deliver to the Agent an appointment of an agent of such successor Custodian for service of process in the Province of Ontario substantially on the terms of Section 1.08.

            (b) Upon the request of any such successor Custodian, the Agent shall execute any and all instruments for more fully and certainly vesting in and confirming to such successor Custodian all such rights, powers and agencies referred to in paragraph (a) of this Section.

            (c) No successor Custodian shall accept its appointment unless at the time of such acceptance such successor Custodian shall be qualified and eligible under this Article.

            Section 3.09. Merger, Conversion, Consolidation or Succession to Business.

            Any corporation into which the Custodian may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Custodian shall be a party, or any corporation succeeding to all or substantially all the corporate trust business of the Custodian, shall be the successor of the Custodian hereunder, provided such corporation shall be otherwise qualified and eligible under this Article, without the execution or filing of any paper or any further act on the part of any of the parties hereto.

            Section 3.10. No Obligations of Custodian.

            Except to the extent otherwise provided for in this Agreement, the Custodian assumes no obligations and shall not be subject to any liability under this Agreement or any Unit in respect of the obligations of the Company or the Agent.

            Section 3.11. Tax Compliance.

            (a) The Custodian, on its own behalf and on behalf of the Agent, will comply with all applicable certification, information reporting and withholding (including "backup" withholding) requirements imposed by applicable tax laws, regulations or administrative practice with respect to (i) any payments made with respect to the Treasury Strips or (ii) the delivery, holding, transfer or withdrawal of the Treasury Strips. Such compliance shall include, without limitation, the timely payment of all amounts required to be withheld to the appropriate taxing authority or its designated agent.

            (b) The Custodian shall maintain all appropriate records documenting compliance with such requirements, and shall make such records available on request to the Agent or to its authorized representative and to any Holder or to any Holder's authorized representative.

                                  ARTICLE FOUR

                                    The Agent

            Section 4.01. Agent's Direct Liability.

            The disclosure by the Agent to the Custodian that the Agent has entered into this Agreement as the agent or representative of another person shall not relieve the Agent of any of its obligations under this Agreement.

            Section 4.02.  Force Majeure.

            The Agent will not be responsible for any failure to perform any of its obligations if such performance is prevented, hindered or delayed by a Force Majeure Event, in such case its obligations will be suspended for so long as the Force Majeure Event continues.

                                  ARTICLE FIVE

                             Supplemental Agreements

            Section 5.01. Supplemental Agreements without Consent of Holders.

            Without the consent of any Holders, the Agent and the Custodian, at any time and from time to time, may enter into one or more agreements supplemental hereto, in form satisfactory to the Agent and the Custodian, for any of the following purposes:

            (1) to evidence the succession of another Person to the Agent; or

            (2) to evidence and provide for the acceptance of appointment hereunder by a successor Custodian, and the assumption by any such successor of the covenants of the Custodian hereunder; or

            (3) to cure any ambiguity, to correct or supplement any provisions herein which may be inconsistent with any other provisions herein, or to make any other provisions with respect to such matters or questions arising under this Agreement, but only to the extent such action does not affect rights or obligations of the Holders or of the Agent in relation to the Holders.

            Section 5.02. Supplemental Agreements with Consent of Holders.

            Except as set forth in Section 5.01, without the consent of each Holder affected thereby, the Agent and the Custodian shall not enter into an agreement or agreements supplemental hereto for the purpose of modifying in any manner any of the terms of this Agreement.

            Section 5.03.  Effect of Supplemental Agreements.

            Upon the execution of any supplemental agreement under this Article, this Agreement shall be modified in accordance therewith, and such supplemental agreement shall form a part of this Agreement for all purposes; and every Holder of Unit Certificates theretofore or thereafter authenticated, executed on behalf of the Holders and delivered hereunder shall be bound thereby.

                                   ARTICLE SIX

                                    Covenants

            Section 6.01. Performance Under this Agreement.

            The Custodian covenants and agrees for the benefit of the Holders of Units from time to time that it will duly and punctually perform its obligations under the terms of this Agreement.

                                  ARTICLE SEVEN

                               General Conditions

            Section 7.01. Entire Agreement.

            This Agreement constitutes the entire agreement and understanding of the parties hereto with respect to the matters set forth herein, and all prior negotiations, drafts and writings, and understandings relating to the subject matter of this Agreement, are merged herein and are superseded, nullified and canceled by this Agreement.

            IN WITNESS WHEREOF, the Agent and the Custodian have caused this Agreement to be duly executed as of the day and year first above written and all Holders shall become parties hereto upon acceptance by them of Unit Certificates issued in accordance with the terms of the Purchase Contract Agreement.

                                         Citibank, N.A., as Custodian


                                         By: _________________________________
                                             Name:
                                             Title:


                                         By: _________________________________
                                             Name:
                                             Title:



                                         Computershare Trust Company of Canada,
                                            as Agent

                                         By: _________________________________
                                             Name:
                                             Title:


                                         By: _________________________________
                                             Name:
                                             Title:

                                   Schedule 1

                                 TREASURY STRIPS


                                                                                 AGGREGATE
                                                                    PURCHASE      TREASURY
MATURITY                  FACE AMOUNT    CUSIP         ISSUE DATE    COST(1)      STRIPS(2)
--------                  -----------    -----         ----------    -------      ---------
August 15, 2002........     $    (3)     912820BE6     8/17/92      $ 349.19       8,750,000.00
February 15, 2003......     1,000        912820BF3     2/15/93        989.08      25,000,000.00
August 15, 2003........     1,000        912820BG1     8/15/93        975.93      25,000,000.00
February 15, 2004......     1,000        912820BH9     2/15/94        959.04      25,000,000.00
August 15, 2004........     1,000        912820BK2     8/15/94        939.27      25,000,000.00
February 15, 2005......     1,000        912820BM8     2/15/95        920.14      25,000,000.00
August 15, 2005........     1,000        912803AG8     2/15/86        895.82      25,000,000.00


-------------------

(1)   Per Treasury Strip, except for Treasury Strips maturing on August 15,
      2002.

(2)   As of the date of this Agreement.

(3)   Pro rata portion of $350 per Unit.